SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – October 14, 2008

Learning Tree International, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27248	95-3133814
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 Library Street, Reston, VA	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 709-9119

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01. Other Events.

On October 14, 2008, Learning Tree International, Inc. (“Learning Tree”) issued a press release announcing that, in light of current conditions in the financial markets, the special committee of the independent directors of Learning Tree has determined to discontinue the previously announced process to solicit offers to purchase the company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1- Press Release issued on October 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEARNING TREE INTERNATIONAL, INC.

Date: October 14, 2008	By:	/s/ NICHOLAS R. SCHACHT
	Name:	Nicholas R. Schacht
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on October 14, 2008.